UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23072

First Trust Dynamic Europe Equity Income Fund
(Exact name of registrant as specified in charter)

7120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
For the Six Months Ended
June 30, 2021

First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Janus Capital Management LLC (“Janus Capital” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Janus Capital are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Letter from the Chairman and CEO
June 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Dynamic Europe Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2021.
Since December of 2008, the Federal Reserve (the “Fed”) has largely maintained an extremely accommodating stance on monetary policy. In other words, it has kept interest rates at very low levels, and has done so on purpose. From December 2008 through June 2021 (a period that captured a portion of the financial crisis of 2007-2008 and the entire coronavirus (“COVID-19”) pandemic), the Federal Funds target rate (upper bound) stood at 0.25% for approximately eight years and three months of that 12.5-year period. That is an aggressive posture to hold for such a long duration. For comparative purposes, the Federal Funds target rate averaged 4.50% for the 20-year period ended December 31, 2008. All along, the Fed has been signaling to savers, investors, and businesses alike that it wanted them to assume more risk. The Fed did not want money just sitting idle on the sidelines. It wanted the money to be put to work, so to speak, in such a way that it would stimulate U.S. economic growth and stave off any deflationary pressures potentially looming. It has been a tough road to hoe, as I’m sure those investors who follow the economy closely have noticed.
Why am I taking this trip down memory lane? It is because the Federal Funds target rate currently stands at 0.25%, just like it did back in December 2008. We can cite the severe hit to many parts of the U.S. economy from the COVID-19 pandemic, such as the leisure and travel industry, as to why the target rate has returned to such a low level. For all intents and purposes, until the economy reaches full employment (4% unemployment rate) and a 2% plus inflation rate for a sustained period, the Fed has stated that it intends to maintain the status quo. Since inflation has risen notably in recent months, the Fed is now forecasting a couple of rate hikes in 2023. At a minimum, that is still 18 months away. Keep in mind, however, the Fed reserves the right to change its posture at any time.
As previously noted, the Fed has been encouraging savers and investors to assume more risk for over a decade. One of the best barometers of risk in the securities markets is the default rate on speculative-grade (below investment-grade) debt, in my opinion. High yield corporate bonds behave like a hybrid security between other fixed-income securities and stocks. They share behavioral characteristics of both, and they are economically sensitive. Moody’s reported that its global speculative-grade default rate stood at 4.0% in June 2021, according to its own release. Moody’s puts the historical average default rate at 4.2%. Its baseline scenario sees the default rate declining to 1.7% by December 2021. Moody’s recorded 28 defaults over the first six months of 2021, down from 114 defaults over the same period a year ago. I believe that investors should take some comfort in knowing that defaults are trending lower, not higher, in the current economic climate.
Companies have heeded the Fed’s call for risk-taking, as measured by this year’s robust global mergers and acquisitions (“M&A”) activity. Global M&A activity set a record high in the first half of 2021, with announced deals valued at $2.8 trillion, according to data from Refinitiv. U.S. M&A activity also reached a record high, coming in at $1.3 trillion for the same period, or around 46% of the global total. M&A specialists expect deal-making to remain robust for the rest of 2021, due to low borrowing costs and stronger economic growth.
In closing, we welcome the reopening of the U.S. economy and, hopefully, the global economy shortly thereafter. We encourage investors to stay the course even though the markets could experience some turbulence in the months ahead. The potential for additional volatility represents an opportunity for investors to check their asset allocation levels to determine if they are suitable for an extended inflationary climate.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE”
As of June 30, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FDEU
Common Share Price	$13.41
Common Share Net Asset Value (“NAV”)	$14.86
Premium (Discount) to NAV	(9.76)%
Net Assets Applicable to Common Shares	$256,118,226
Current Monthly Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.37%
Current Distribution Rate on NAV(2)	4.85%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/21	1 Year Ended 6/30/21	5 Years Ended 6/30/21	Inception (9/24/15) to 6/30/21
Fund Performance(3)
NAV	11.76%	33.04%	5.66%	4.57%
Market Value	16.84%	37.82%	5.76%	1.91%
Index Performance
MSCI Europe Index	11.80%	35.09%	10.34%	8.62%
(1)	Most recent distribution paid or declared through June 30, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE” (Continued)
As of June 30, 2021 (Unaudited)
Top Ten Holdings	% of Total Investments
Nestle S.A.	3.1%
National Grid PLC	2.7
Novartis AG	2.6
British Land (The) Co., PLC	2.5
Allianz SE	2.4
SSE PLC	2.3
GlaxoSmithKline PLC	2.3
Royal Dutch Shell PLC, Class A	2.2
TotalEnergies SE	2.2
Vodafone Group PLC	2.2
Total	24.5%
Sector Allocation	% of Total Investments
Financials	20.6%
Industrials	14.6
Health Care	12.5
Consumer Staples	10.9
Energy	7.6
Utilities	7.3
Communication Services	7.0
Consumer Discretionary	6.4
Materials	5.7
Real Estate	3.8
Information Technology	3.6
Total	100.0%

Country Allocation	% of Total Investments
United Kingdom	37.6%
Switzerland	15.4
France	13.6
Netherlands	8.9
Germany	6.5
Spain	5.3
Sweden	3.7
Italy	2.1
Finland	2.1
Austria	1.9
Norway	1.7
Denmark	1.2
Total	100.0%

Portfolio Commentary
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Dynamic Europe Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. In addition, First Trust also implements the option overlay strategy for the Fund. John Gambla and Rob A. Guttschow are responsible for implementing the Fund’s portfolio management option overlay strategy.
Sub-Advisor
Janus Capital Management LLC (“Janus Capital” or the “Sub-Advisor”), a legal entity of Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Henderson Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 25 cities with more than 2,300 employees, Janus Henderson Investors managed approximately $427.6 billion in assets as of June 30, 2021.
Portfolio Management Team
Ben Lofthouse, CFA, Head of Global Equity Income, Janus Henderson Investors
Faizan Baig, CFA, Portfolio Manager Global Equity Income, Janus Henderson Investors
First Trust Dynamic Europe Equity Income Fund
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives.
Market Recap
European equities continued their strong run during the first half of 2021 with the MSCI Europe Index (the “Benchmark”) delivering a positive return of 11.80%. The prospect of the vaccine rollout following the coronavirus (“COVID-19”) pandemic, as well as economic activity recovering from record low levels in 2020, continued to drive markets. Countries did encounter repeated surges in COVID-19 infections, while supply chain havoc meant that not all product demand could be satisfied with supply. Nonetheless, the overall picture in Europe continues to be positive with indicators of economic activity suggesting a pickup in both manufacturing and service activity. The most negatively impacted sectors, such as Travel and Leisure, have shown early signs of recovery while the message from corporate management teams has been one of increasing optimism. European governments and central bank policies continue to remain supportive of recovery in the quarters ahead.
European markets were led by stocks that benefited most from the economic recovery, although some areas of stable growth also performed well late in the six-month period ended June 30, 2021. The best performing sectors during the period were the Information Technology and Consumer Discretionary sectors, while the Utilities and Real Estate sectors underperformed. The Netherlands and Sweden were the best performing countries in Europe, while Spain and Ireland lagged on a relative basis, despite delivering positive performances.
Performance Analysis
After rising in value in 2020, the Fund delivered another healthy increase in net asset value (“NAV”) total return1of 11.76% during the six-month period ended June 30, 2021, which was broadly in line with the Benchmark. With the NAV discount narrowing, the share price delivered a 16.84% return1 and outperformed the Benchmark. Dividend distributions during the same period totaled $0.36. The Fund maintained its tilt towards high quality businesses, with an emphasis on strong balance sheets and cash flow.
The main drivers of the Fund’s positive relative performance during the period were stocks in the Financials and Real Estate sectors which underperformed last year, but which were held onto because of the attractive long-term value they offer. The Dutch bank ING Groep N.V. outperformed after delivering encouraging results as well as committing to a resumption of dividends which had been halted in 2020. Similarly, the Austrian bank BAWAG Group AG and the Italian bank BFF Bank S.p.A. rallied during the same period
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2021 (Unaudited)
announcing that dividend payments would be resumed pending regulatory approval. The Fund’s holding in the French real estate business Eurocommercial Properties N.V. delivered strong returns through the same period as the majority of their tenants were continuing to pay rent despite the economic weakness seen during the COVID-19 pandemic. Other cyclical securities also contributed to positive relative performance owing to optimism around a general improvement in economic conditions. This included the United Kingdom (the “U.K.”) mining company Anglo American PLC which benefited from the rising price of its commodities. The Dutch semiconductor business BE Semiconductor Industries N.V. continued its strong run through the same period as many of its key customers announced increases in capital spending. The French construction materials company Cie de Saint-Gobain outperformed on expectation that Europe’s green stimulus program would benefit their business through building renovations and upgrades.
Detractors from the Fund’s performance during the same period mainly included defensive companies, where earnings are not seen to benefit directly from economic recovery. Many of these names provided stability during the COVID-19 pandemic and were able to pay dividends in an environment where other companies decided to cut their dividends. The Fund’s positions in the UK utility SSE PLC and Spanish utility Iberdrola S.A. were among the detractors. We expect the ongoing shift towards renewable energy to continue driving longer term growth across the sector and are holding onto these positions. German household products company Henkel AG & Co., KGaA and Norwegian telecoms operator Telenor ASA similarly underperformed during the same period. The Fund has sold its position in Henkel but held on to Telenor which offers attractive valuation and dividend yield at these levels.
Investment Activity
During the six-month period ended June 30, 2021, the Fund took advantage of the strong rally in European equities to take profits in names that had performed well and reinvested proceeds into those with attractive income and capital return opportunities. The Fund sold its position in the German industrial conglomerate Siemens AG as well as in the German chemical distributor Brenntag AG after both performed well. Similarly, the position in the French tire manufacturer Michelin was sold after it paid its dividend and delivered a strong performance. A number of stocks that benefited from consumers staying home during the COVID-19 pandemic were also sold during the period. These stocks included the UK supermarket Tesco PLC and the German household products company Henkel AG & Co., KGaA. After a strong run of performance, as well as delivering dividends through the last two years, the Fund’s position in the Swiss packaging company SIG Combibloc Group AG was closed as shares approached fair value.
The Fund established positions in companies which exited 2020 with strong business fundamentals and cashflow prospects. Two automotive companies Stellantis N.V. in the Netherlands and Daimler AG in Germany were added to the Fund’s portfolio, due to their prospects of attractive income and capital growth opportunities. A new position in UK housing services business Vistry Group PLC was added with the expectation that earnings would surprise positively in the quarters ahead.
The Finnish insurance business Sampo OYJ, which we believe offered an attractive yield, was added to the Fund’s portfolio. The UK pharmaceutical business AstraZeneca PLC, as well as Danish pharmaceutical company Novo Nordisk A.S., were also added to the Fund’s portfolio during the period. In addition to their stable business models, both offer attractive dividend yields, in our opinion. These two companies also have attractive intellectual property portfolios which we believe can drive growth that is being underappreciated by the market.
The Fund utilizes financial leverage by borrowing in both U.S. Dollars and Euros. During the six-month period ended June 30, 2021, the Fund maintained its borrowing level to take advantage of attractive investment opportunities available. During the same period, financial leverage had a positive impact on performance. A portion of the loan is in Euros and this led to a positive foreign exchange impact as the Euro depreciated by -2.93% versus the U.S. Dollar in the period.
To generate additional income, the Fund writes (or sells) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During this performance period, the options portfolio management team overwrote approximately 30% of the Fund’s Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three-month call options approximately 1% out-of-the-money. The option strategy subtracted from the total return of the Fund during the period as the underlying index rallied 15.81% during the same period.
Market Outlook
The COVID-19 pandemic continues to be a serious issue for the world, impacting many countries and communities. The emergence and rollout of the vaccine provides hope of an economic recovery ahead despite new variants of the virus being a concern. In our view, leading indicators of economic activity suggest an improving environment while governments and central banks continue to implement supportive policies. As active managers, we believe we are well placed to look for opportunities in robust companies and are well positioned to benefit as the global economy progresses through its recovery. We will continue to use market dislocations to buy good quality companies that we believe offer long-term income and capital return opportunities.

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 115.4%
	Aerospace & Defense – 2.1%
19,684	Airbus SE (b)	$2,531,023
396,042	BAE Systems PLC	2,859,750
		5,390,773
	Automobiles – 2.2%
30,237	Daimler AG	2,699,770
153,968	Stellantis N.V.	3,022,223
		5,721,993
	Banks – 9.5%
111,666	BAWAG Group AG (c) (d)	5,942,469
70,692	BNP Paribas S.A.	4,431,724
823,156	HSBC Holdings PLC	4,751,677
482,760	ING Groep N.V.	6,376,900
4,350,922	Lloyds Banking Group PLC	2,810,098
		24,312,868
	Beverages – 2.8%
123,053	Coca-Cola HBC AG	4,449,530
58,180	Diageo PLC	2,785,427
		7,234,957
	Building Products – 1.2%
47,410	Cie de Saint-Gobain	3,122,259
	Capital Markets – 3.5%
150,530	3i Group PLC	2,442,516
176,214	St. James’s Place PLC	3,600,288
197,086	UBS Group AG	3,016,199
		9,059,003
	Commercial Services & Supplies – 1.7%
630,522	Babcock International Group PLC (b)	2,529,383
1,763,586	Prosegur Cash S.A. (c) (d)	1,792,135
		4,321,518
	Construction Materials – 1.2%
50,473	Holcim Ltd.	3,027,562
	Diversified Financial Services – 2.6%
392,133	BFF Bank S.p.A. (c) (d)	3,929,011
843,470	M&G PLC	2,670,741
		6,599,752
	Diversified Telecommunication Services – 2.8%
359,683	Telefonica S.A.	1,680,813
318,706	Telenor ASA	5,370,899
		7,051,712
	Electric Utilities – 5.5%
271,611	Enel S.p.A.	2,522,396
365,138	Iberdrola S.A.	4,450,853
344,571	SSE PLC	7,152,059
		14,125,308
	Electrical Equipment – 3.8%
161,450	ABB Ltd.	5,477,347
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Electrical Equipment (Continued)
26,220	Schneider Electric SE	$4,125,070
		9,602,417
	Food Products – 4.8%
40,000	Danone S.A.	2,815,919
76,631	Nestle S.A.	9,542,744
		12,358,663
	Hotels, Restaurants & Leisure – 2.5%
54,854	Sodexo S.A. (b)	5,118,894
30,377	Whitbread PLC (b)	1,311,880
		6,430,774
	Household Durables – 1.0%
163,038	Vistry Group PLC	2,653,366
	Household Products – 0.9%
25,280	Reckitt Benckiser Group PLC	2,237,020
	Insurance – 9.2%
29,089	Allianz SE	7,253,727
61,792	ASR Nederland N.V.	2,387,865
221,761	AXA S.A.	5,623,252
523,022	Direct Line Insurance Group PLC	2,061,964
77,181	NN Group N.V.	3,640,561
53,338	Sampo OYJ, Class A	2,451,397
		23,418,766
	Internet & Direct Marketing Retail – 1.0%
25,869	Prosus N.V.	2,529,698
	Machinery – 4.4%
258,971	OC Oerlikon Corp. AG	2,871,702
100,737	SKF AB, Class B	2,564,891
242,900	Volvo AB, Class B	5,843,950
		11,280,543
	Media – 1.9%
150,530	Informa PLC (b)	1,044,472
600,287	Mediaset Espana Comunicacion S.A. (b)	3,765,371
		4,809,843
	Metals & Mining – 4.2%
60,262	Anglo American PLC	2,394,528
157,750	BHP Group PLC	4,647,992
44,013	Rio Tinto PLC	3,621,940
		10,664,460
	Multi-Utilities – 3.2%
651,785	National Grid PLC	8,302,063
	Oil, Gas & Consumable Fuels – 9.1%
1,121,290	BP PLC	4,885,903
365,405	Repsol S.A.	4,572,826
342,206	Royal Dutch Shell PLC, Class A	6,899,726
150,974	TotalEnergies SE	6,830,410
		23,188,865

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Paper & Forest Products – 1.5%
102,950	UPM-Kymmene OYJ	$3,894,127
	Personal Products – 2.0%
86,347	Unilever PLC	5,054,283
	Pharmaceuticals – 15.0%
46,196	AstraZeneca PLC	5,548,691
27,528	Bayer AG	1,671,562
356,087	GlaxoSmithKline PLC	6,991,612
86,845	Novartis AG	7,914,370
42,166	Novo Nordisk A.S., Class B	3,532,632
16,951	Roche Holding AG	6,385,594
61,839	Sanofi	6,479,049
		38,523,510
	Professional Services – 4.3%
68,109	Adecco Group AG	4,627,216
98,445	Bureau Veritas S.A. (b)	3,114,387
121,617	RELX PLC	3,228,388
		10,969,991
	Semiconductors & Semiconductor Equipment – 2.8%
31,811	BE Semiconductor Industries N.V.	2,698,481
112,552	Infineon Technologies AG	4,513,568
		7,212,049
	Software – 1.5%
27,831	SAP SE	3,921,792
	Textiles, Apparel & Luxury Goods – 0.8%
74,952	Burberry Group PLC (b)	2,142,051
	Tobacco – 2.6%
304,771	Imperial Brands PLC	6,564,152
	Wireless Telecommunication Services – 3.8%
218,379	Tele2 AB, Class B	2,975,309
4,035,972	Vodafone Group PLC	6,774,363
		9,749,672
	Total Common Stocks	295,475,810
	(Cost $292,416,235)
REAL ESTATE INVESTMENT TRUSTS (a) – 4.6%
	Equity Real Estate Investment Trusts – 4.6%
1,107,517	British Land (The) Co., PLC	7,582,008
168,321	Eurocommercial Properties N.V.	4,187,327
	Total Real Estate Investment Trusts	11,769,335
	(Cost $18,253,693)
	Total Investments – 120.0%	307,245,145
	(Cost $310,669,928) (e)

Number of Contracts	Description	Counterparty	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.6)%
(420)	EURO STOXX 50 Index	CB	$(20,240,826)	€4,050.00	Jul 2021	(287,355)
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Number of Contracts	Description	Counterparty	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(420)	EURO STOXX 50 Index	CB	$(20,240,826)	€4,075.00	Jul 2021	$(206,676)
(420)	EURO STOXX 50 Index	CB	(20,240,826)	4,075.00	Aug 2021	(421,321)
(430)	EURO STOXX 50 Index	SG	(20,722,750)	4,150.00	Aug 2021	(202,419)
(440)	EURO STOXX 50 Index	CB	(21,204,675)	4,150.00	Sep 2021	(321,386)
	Total Call Options Written					(1,439,157)
	(Premiums received $2,044,739)

Outstanding Loans – (30.4)%	(77,785,724)
Net Other Assets and Liabilities – 11.0%	28,097,962
Net Assets – 100.0%	$256,118,226

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2021	Sale Value as of 6/30/2021	Unrealized Appreciation/ (Depreciation)
09/30/21	BNS	USD	18,000,000	GBP	13,007,284	$ 18,000,000	$ 17,996,760	$ 3,240
See Note 3D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 3F – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All or a portion of these securities are available to serve as collateral for the outstanding loans and call options written.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $33,148,404 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $35,964,365. The net unrealized depreciation was $2,815,961. The unrealized amounts presented are inclusive of derivative contracts.

Counterparty Abbreviations
BNS	Bank of Nova Scotia
CB	Clearstream Banking S.A.
SG	Societe Generale

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2021 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 295,475,810	$ 295,475,810	$ —	$ —
Real Estate Investment Trusts*	11,769,335	11,769,335	—	—
Total Investments	307,245,145	307,245,145	—	—
Forward Foreign Currency Contracts	3,240	—	3,240	—
Total	$ 307,248,385	$ 307,245,145	$ 3,240	$—
LIABILITIES TABLE
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,439,157)	$ —	$ (1,439,157)	$ —

*	See Portfolio of Investments for industry breakout.

Currency Exposure Diversification	% of Total Investments†
EUR	41.8%
GBP	38.8
CHF	13.2
SEK	3.5
NOK	1.6
DKK	1.1
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Assets and Liabilities
June 30, 2021 (Unaudited)
ASSETS:
Investments, at value (Cost $310,669,928)	$ 307,245,145
Cash	24,632,154
Foreign currency (Cost $141,802)	141,914
Unrealized appreciation on forward foreign currency contracts	3,240
Receivables:
Dividend reclaims	2,673,483
Dividends	1,287,845
Prepaid expenses	3,067
Total Assets	335,986,848
LIABILITIES:
Outstanding loans	77,785,724
Options written, at value (Premiums received $2,044,739)	1,439,157
Payables:
Investment advisory fees	309,329
Interest and fees on loans	185,164
Administrative fees	59,373
Audit and tax fees	55,244
Legal fees	15,367
Shareholder reporting fees	7,425
Trustees’ fees and expenses	5,285
Custodian fees	3,344
Transfer agent fees	1,010
Financial reporting fees	984
Other liabilities	1,216
Total Liabilities	79,868,622
NET ASSETS	$256,118,226
NET ASSETS consist of:
Paid-in capital	$ 289,819,121
Par value	172,319
Accumulated distributable earnings (loss)	(33,873,214)
NET ASSETS	$256,118,226
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.86
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Operations
For the Six Months Ended June 30, 2021 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $941,781)	$ 9,474,007
Other	51
Total investment income	9,474,058
EXPENSES:
Investment advisory fees	1,797,912
Interest and fees on loans	386,480
Administrative fees	69,465
Shareholder reporting fees	44,236
Custodian fees	21,463
Listing expense	21,054
Audit and tax fees	21,025
Legal fees	20,001
Transfer agent fees	10,887
Trustees’ fees and expenses	9,147
Financial reporting fees	4,838
Other	20,088
Total expenses	2,426,596
NET INVESTMENT INCOME (LOSS)	7,047,462
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,312,135
Written options contracts	(10,262,385)
Forward foreign currency contracts	128,193
Foreign currency transactions	(283)
Net realized gain (loss)	3,177,660
Net change in unrealized appreciation (depreciation) on:
Investments	12,360,846
Written options contracts	2,942,643
Forward foreign currency contracts	3,240
Foreign currency translation	1,285,268
Net change in unrealized appreciation (depreciation)	16,591,997
NET REALIZED AND UNREALIZED GAIN (LOSS)	19,769,657
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 26,817,119
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 7,047,462	$ 6,104,395
Net realized gain (loss)	3,177,660	(31,329,842)
Net change in unrealized appreciation (depreciation)	16,591,997	(1,396,359)
Net increase (decrease) in net assets resulting from operations	26,817,119	(26,621,806)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,203,487)	(7,155,726)
Return of capital	—	(9,455,833)
Total distributions to shareholders	(6,203,487)	(16,611,559)
Total increase (decrease) in net assets	20,613,632	(43,233,365)
NET ASSETS:
Beginning of period	235,504,594	278,737,959
End of period	$ 256,118,226	$ 235,504,594
COMMON SHARES:
Common Shares at end of period	17,231,908	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Cash Flows
For the Six Months Ended June 30, 2021 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$26,817,119
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(47,349,353)
Sales of investments	73,680,839
Proceeds from written options	4,703,562
Amount paid to close written options	(15,711,253)
Net realized gain/loss on investments and written options	(3,049,750)
Net change in unrealized appreciation/depreciation on investments and written options	(15,303,489)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(3,240)
Changes in assets and liabilities:
Increase in dividend reclaims receivable	(36,200)
Increase in dividends receivable	(551,228)
Increase in prepaid expenses	(2,659)
Decrease in interest and fees payable on loans	(62,354)
Increase in investment advisory fees payable	19,281
Decrease in audit and tax fees payable	(38,544)
Increase in legal fees payable	5,033
Decrease in shareholder reporting fees payable	(11,053)
Increase in administrative fees payable	14,318
Decrease in custodian fees payable	(2,119)
Decrease in transfer agent fees payable	(642)
Increase in trustees’ fees and expenses payable	5,285
Increase in financial reporting fees payable	213
Decrease in other liabilities payable	(4,487)
Cash provided by operating activities		$23,119,279
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(6,203,487)
Effect of exchange rate changes on Euro Loans (a)	(1,446,770)
Cash used in financing activities		(7,650,257)
Increase in cash and foreign currency		15,469,022
Cash and foreign currency at beginning of period		9,305,046
Cash and foreign currency at end of period		$24,774,068
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$438,421

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 13.67	$ 16.18	$ 14.66	$ 19.87	$ 17.96	$ 19.07
Income from investment operations:
Net investment income (loss)	0.41	0.35	0.82	0.74	0.78	0.73
Net realized and unrealized gain (loss)	1.14	(1.90)	2.15	(4.50)	3.02	(0.39)
Total from investment operations	1.55	(1.55)	2.97	(3.76)	3.80	0.34
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.41)	(1.08)	(0.70)	(0.14)	(1.13)
Net realized gain	—	—	—	(0.75)	(0.75)	—
Return of capital	—	(0.55)	(0.37)	—	(1.00)	(0.32)
Total distributions paid to Common Shareholders	(0.36)	(0.96)	(1.45)	(1.45)	(1.89)	(1.45)
Net asset value, end of period	$14.86	$13.67	$16.18	$14.66	$19.87	$17.96
Market value, end of period	$13.41	$11.80	$14.93	$12.64	$18.83	$15.52
Total return based on net asset value (a)	11.76%	(7.79)%	22.24%	(19.36)%	22.66%	3.30%
Total return based on market value (a)	16.84%	(13.74)%	30.82%	(26.64)%	34.51%	(0.80)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 256,118	$ 235,505	$ 278,738	$ 252,663	$ 342,383	$ 309,455
Ratio of total expenses to average net assets	1.95% (b)	2.15%	1.99%	1.91%	1.85%	1.83%
Ratio of total expenses to average net assets excluding interest expense	1.64% (b)	1.71%	1.69%	1.65%	1.60%	1.59%
Ratio of net investment income (loss) to average net assets	5.66% (b)	2.82%	5.37%	4.19%	4.09%	4.13%
Portfolio turnover rate	15%	43%	64%	44%	39%	41%
Indebtedness:
Total loans outstanding (in 000’s)	$ 77,786	$ 79,232	$ 100,524	$ 87,650	$ 101,987	$ 85,791
Asset coverage per $1,000 of indebtedness (c)	$ 4,293	$ 3,972	$ 3,773	$ 3,883	$ 4,357	$ 4,607

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
1. Organization
First Trust Dynamic Europe Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FDEU” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITs”). “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2021, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on certain broad-based securities indices as determined to be appropriate by the Advisor, and consistent with the Fund’s investment objectives in an amount up to 40% of the value of its Managed Assets. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If an index option written (sold) by the Fund is exercised, the Fund will be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The index options that the Fund writes (sells) give the option holder the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price, and such difference is greater than the premium received by the Fund for writing the option. Net index option premiums can vary widely over the short-term and long-term.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
F. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At June 30, 2021, derivative assets (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 3,240	$ —	$ 3,240	$ —	$ —	$ 3,240
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2020, was as follows:
Distributions paid from:
Ordinary income	$7,155,726
Capital gains	—
Return of capital	9,455,833

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
As of December 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(33,668,770)
Net unrealized appreciation (depreciation)	(20,818,076)
Total accumulated earnings (losses)	(54,486,846)
Other	—
Paid-in capital	289,991,440
Total net assets	$235,504,594
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2020, for federal income tax purposes, the Fund had $33,668,770 of non-expiring capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2020, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of June 30, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Janus Capital Management LLC (“Janus Capital” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2021, were $47,349,353 and $73,680,479, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at June 30, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 3,240	Unrealized depreciation on forward foreign currency contracts	$ —
Written Options	Equity Risk	—	—	Options written, at value	1,439,157
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$128,193
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	3,240
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(10,262,385)
Net change in unrealized appreciation (depreciation) on written options contracts	2,942,643
During the six months ended June 30, 2021, the premiums for written options opened were $4,703,562, and the premiums for written options closed, exercised and expired were $5,448,868.
During the six months ended June 30, 2021, the notional values of forward foreign currency contracts opened and closed were $36,000,000 and $18,000,000, respectively.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
facility is $100,000,000. Prior to June 2, 2021, the total commitment under the facility was $115,000,000. As of June 30, 2021, the Fund had four loans outstanding under the revolving credit facility totaling $77,785,724, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The four loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $37,113,974 (the U.S. Dollar equivalent of a €31,300,000 loan), $10,671,750 (the U.S. Dollar equivalent of a €9,000,000 loan), $10,000,000, and $20,000,000. For the six months ended June 30, 2021, the average amount outstanding was $78,567,977. The high and low annual interest rates during the six months ended June 30, 2021 were 1.18% and 0.85%, respectively, and the average weighted average interest rate was 0.94%. The weighted average interest rate at June 30, 2021 was 0.92%. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 85 basis points, for the Euro loans. For the USD loans, the borrowing rate is equal to the U.S. dollar 6-month LIBOR plus 85 basis points. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in “Interest and fees on loans” on the Statement of Operations.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Dynamic Europe Equity Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 7,657,683 and the number of votes withheld was 7,995,755. The number of votes cast in favor of Mr. Kadlec was 7,673,273 and the number of votes withheld was 7,980,165. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Conversion Risk. The Fund’s Amended and Restated Declaration of Trust provides that, during calendar year 2023, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. The Fund will bear the costs associated with calling such shareholder meeting. In the event of conversion to an open-end management investment company, the common shares of the Fund would cease to be listed on the New York Stock Exchange or other national securities exchange, and such common shares would thereafter be redeemable at net asset value at the option of the shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to net asset value. Any borrowings or preferred shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund’s ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants and blurred distinctions in their fields of business.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market.
Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Income Risk. Net investment income paid by the Fund to its shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 caused significant volatility and declines in global financial markets, which caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration, or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain or all of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Option Risk. The Fund may write (sell) covered call options on a portion of the equity securities held in the Fund’s portfolio and certain broad-based indices. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund’s ability to benefit from the full upside potential of its investment strategies. The value of call options written by the Fund may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.
Potential Conflicts of Interest Risk. First Trust, Janus Capital and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Janus Capital currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Janus Capital) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Janus Capital have a financial incentive to leverage the Fund.
Real Estate Investment Trust Risk. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with local laws; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the REITs including changes in tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to common shareholders will not generally qualify for favorable treatment as qualified dividend income. Certain REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are also subject to heavy cash flow dependency and defaults by borrowers or lessees. By investing in REITs indirectly through the Fund, a common shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.
United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. In addition, as the United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries, a prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy.
On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Approximately one year after the United Kingdom officially departed the European Union, the United Kingdom and the European Union reached a trade agreement that became effective on December 31, 2020. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. At this time, it is difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the United Kingdom economy.
Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Dynamic Europe Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Janus Capital Management LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; and (iii) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2020. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2020 and the Fund’s average trading discount for various periods and comparable information for a peer group. The Board noted the Advisor’s discussion of the Fund’s performance at the April 26, 2021 meeting.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2021 (Unaudited)
compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the expenses incurred by the Sub-Advisor are primarily fixed and that the Sub-Advisor believes that expenses will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund and noted that, in respect to the Fund, the Sub-Advisor pays for research from its own profits and losses (hard dollars) and does not use soft dollars. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Janus Capital Management LLC
151 Detroit Street
Denver, CO 80206
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Dynamic Europe Equity Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	September 1, 2021

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	September 1, 2021

* Print the name and title of each signing officer under his or her signature.